Exhibit 32.2 Certification of Chief Financial Officer Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Deep Well Oil & Gas, Inc. ("the
Company") on Form 10-QSB for the period ended December 31, 2003 filed with the
Securities and Exchange Commission on the date hereof ("the Report"), I, Curtis
J. Sparrow, Chief Financial Officer and Principal Accounting Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1)  the Report fully complies with the requirements of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934; and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Curtis J. Sparrow
Curtis J. Sparrow
Chief Financial Officer, Principal Accounting Officer

Dated: May 10, 2004